UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2020

EVANS BANCORP, INC.

(Exact name of registrant as specified in its charter)

New York	001-35021	161332767
(State or other jurisdiction of incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)

One Grimsby Drive Hamburg, New York		14075
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  716-926-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value	EVBN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 1, 2020 (the “Closing Date”), Evans Bancorp, Inc. (“Evans”), the parent holding company of Evans Bank, N.A. (“Evans Bank”), completed the transactions contemplated by the Agreement and Plan of Reorganization, dated as of December 19, 2019, as amended on March 5, 2020 (the “Agreement”), by and among Evans, MMS Merger Sub, Inc., a wholly-owned subsidiary of Evans (“Merger Sub”), and FSB Bancorp, Inc. (“FSB”), the parent holding company of Fairport Savings Bank. On the Closing Date, (i) Merger Sub was merged with and into FSB, with FSB continuing as the surviving corporation (the “Merger”) (the effective time of the Merger, the “Effective Time”), (ii) immediately thereafter, FSB was merged with and into Evans, with Evans continuing as the surviving corporation (together with the Merger, the “Holdco Mergers”), and (iii) immediately following the consummation of the Holdco Mergers, Fairport Savings Bank was merged with and into Evans Bank, with Evans Bank continuing as the surviving bank (together with the First Merger and the Second Merger, the “Mergers”). The Mergers were described in the Registration Statement on Form S-4 (File No. 333-236425) filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 14, 2020, and amended on March 9, 2020 (the “Registration Statement”).

At the Effective Time, pursuant to the terms of the Agreement, each share of common stock, par value $0.01 per share, of FSB was converted into the right to receive, at the election of the holder, either $17.80 in cash or 0.4394 shares of common stock, par value $0.50, of Evans, subject to the allocation and proration procedures contained in the Agreement.

The foregoing summary of the Agreement and the Mergers is not complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 2.1 to the Registration Statement, which is incorporated by reference as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Agreement, the Evans board of directors (the “Board”) increased the number of directors that comprised the Board to 14 directors, an increase of one, and appointed Kevin D. Maroney, to fill the new seat on the Board, effective as of the Effective Time, to hold such office until his successor is elected and qualified or until his resignation or removal. In connection with such appointment, Mr. Maroney has been appointed to the Audit Committee and the Enterprise Risk Committee. Prior to the Merger, Mr. Maroney was President and Chief Executive Officer and a director of FSB.

Mr. Maroney will be entitled to receive compensation as a non-employee member of the Board, as described in the section entitled “Director Compensation” in the Evans’ 2020 Proxy Statement, filed with the SEC on March 24, 2020.

In connection with the Agreement, Mr. Maroney entered into a non-competition agreement with Evans (the “Non-Competition Agreement”), effective as of the Closing Date. A description of the terms of the Non-Competition Agreement is set forth in the section titled “Interests of FSB’s Directors and Executive Officers in the Mergers” of the Registration Statement and such description is incorporated herein by reference. The description of the Non-Competition Agreement is not complete and is subject to and qualified in its entirety by reference to the Non-Competition Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Since the beginning of the last fiscal year, there have not been any related party transactions between Evans and Mr. Maroney that would be reportable under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On May 1, 2020, Evans issued a press release announcing the consummation of the Mergers and the appointment of Mr. Maroney to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information (including Exhibit 99.1) is being furnished under Item 7.01 of this Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Exhibits.

(a) Financial statements of the business acquired.

The audited consolidated balance sheets of FSB Bancorp, Inc. as of December 31, 2019 and 2018, and the related audited consolidated statements of income, comprehensive income, changes in stockholders’ equity and cash flows for each of the years in the two-year period ended December 31, 2019, and the related notes and report of the independent auditor thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(b) Pro forma financial information.

Pro forma financial information will be filed by amendment to this Current Report on Form 8-K not later than 71 days following the date that this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit 2.01 – Agreement and Plan of Reorganization, dated December 19, 2019, as amended on March 5, 2020, by and among Evans Bancorp, Inc., MMS Merger Sub, Inc., and FSB Bancorp, Inc. (incorporated herein by reference to Annex A to the Registration Statement on Form S-4/A (File No. 333-236425) filed by Evans Bancorp, Inc. on March 9, 2020).*

Exhibit 10.1 – Non-Competition Agreement, dated as of March  3, 2020, by and between Evans Bancorp, Inc. and Kevin Maroney.

Exhibit 23.1 – Consent of Bonadio  & Co., LLP, FSB Bancorp, Inc.’s independent registered public accounting firm.

Exhibit 99.1 – Press Release, dated May  1, 2020.

Exhibit 99.2 – The audited consolidated balance sheets of FSB Bancorp, Inc. as of December 31, 2019 and 2018, and the related audited consolidated statements of income, comprehensive income, changes in stockholders’ equity and cash flows for each of the years in the two-year period ended December 31, 2019, and the related notes and report of the independent auditor thereto (incorporated by reference to Exhibit 13 of FSB Bancorp, Inc.’s Annual Report on Form 10-K, filed with the SEC on March 30, 2020 (SEC File No. 001-37831)).

*

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

EVANS BANCORP, INC.

Date: May 1, 2020	By:	/s/ David J. Nasca
	Name: Title:	David J. Nasca President and Chief Executive Officer